Exhibit 99.2

CLNN (NASDAQ) November 2, 2021

2 Forward Looking Statements This presentation contains "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Clene's actual results may differ from its expectations, estimates, and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward - looking statements . These forward - looking statements involve significant known and unknown risks and uncertainties, many of which are beyond Clene’s control and could cause actual results to differ materially and adversely from expected results . Factors that may cause such differences include Clene’s ability to demonstrate the efficacy and safety of its drug candidates ; the clinical results for its drug candidates, which may not support further development or marketing approval ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval ; Clene’s ability to achieve commercial success for its marketed products and drug candidates, if approved ; Clene’s ability to obtain and maintain protection of intellectual property for its technology and drugs ; Clene’s reliance on third parties to conduct drug development, manufacturing and other services ; Clene’s limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates ; the impact of the COVID - 19 pandemic on Clene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in Clene’s recently filed registration statement on Form S - 1 (filed July 22 , 2021 ), as well as discussions of potential risks, uncertainties, and other important factors in Clene’s subsequent filings with the U . S . Securities and Exchange Commission . Clene undertakes no obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . All information in this presentation is as of the date of presented or the date made publicly available . The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation .

Rob Etherington Clene Nanomedicine, Inc President & CEO 3

CLENE | Webinar Agenda

1	**CNM-Au8 overview & upcoming milestones**	**Rob Etherington, President and Chief Executive Officer** | Clene Inc.
2	**ALS unmet need & current treatment limitations**	**Steve Vucic, MBBS (Hons I), PhD, DSc, FRACP, FAHMS, Northcott Chair of Neurology** | The University of Sydney
3	**RESCUE-ALS Intro & Results**	**Robert Glanzman** (Clene CMO), **Matthew Kiernan, AM, PhD, DSc, FRACP, FAHMS, Bushell Chair of Neurology** | The University of Sydney
4	**Questions & Answers**	**Dr. Robert Glanzman** (Clene CMO), **Dr. Kiernan, Dr. Vucic**, and **Rob Etherington** (Clene CEO)

4
clene NANOMEDICINE

5 CLENE | Company Highlights Nanotherapeutics Platform • Potential first - in - class nanotherapeutic with high catalytic activity to drive energy production and utilization in stressed CNS cells • Applications across neurology, infectious disease, and oncology Lead Asset: CNM - Au8 for Neurorepair • CNM - Au8 increases cellular energy production and utilization to promote neuroprotection and remyelination • Phase 2 ALS proof - of - concept evidence of efficacy across clinical endpoints • Phase 3 Healey ALS platform trial results expected in 2H 2022 • Phase 2 VISIONARY - MS in multiple sclerosis underway Strong Execution Capabilities • Proprietary electrochemical manufacturing process produces nanotherapeutics, scalable to commercialization • Strong IP, including 130+ granted patents, and trade secrets

6 CLENE | Pipeline ƌĞĂƚŝŶŐ ĞůĞŵĞŶƚĂů ƐŽůƵƚŝŽŶƐĨŽƌ ŚƵŵĂŶ ŚĞĂůƚŚ Œ

CNM-Au8 | Mechanism of Action

Electron transfer (to-and-from) CNM-Au8 nanocrystals drives catalytic activity and increased energy production and utilization

CNM-Au8® Nanocrystal


10 NM

Clean Surfaced, Highly Faceted Shape Enhances Catalytic Activity

- Electrons (e-) Move Freely Across Nanocrystal Surface
- Vertices, Edges, & Facets Key to Catalytic Activity

Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

Increased Energy Production & Utilization

- ↑ Increased energetic potential



- ↑ Improved resistance to oxidative, mitochondrial, and excitotoxic stressors
- ↓ Reduction in levels of misfolded proteins

7

clene NANOMEDICINE

Steve Vucic, MD Northcott Chair of Neurology The University of Sydney ϴ

Amyotrophic Lateral Sclerosis: Unmet need Professor Steve Vucic Northcott Chair of Neurology Brain and Nerve Research Centre Concord Clinical School University of Sydney 9

MND/ALS Rapidly progressive neurodegenerative disorder ◦ Motor neurons ◦ Weakness & wasting voluntary muscles Prevalence ◦ 5.2 – 6.2 per 100,000 ◦ Mean age onset 50 – 60 years Median survival ◦ 100% fatal ◦ 2 – 3 years ◦ 20% survive > 5 – 10 years Kiernan et al. Lancet. 2011 Mar 12;377(9769):942 - 55. Brown et al. Neuroepidemiology. 2021;55(5):342 - 353. Kiernan et al. Nat Rev Neurol 2021 Feb;17(2):104 - 118. Winhammar et al. Lancet Neurol. 2005 Apr;4(4):229 - 38. 10

,PSURYLQJ&OLQLFDO7ULDO2XWFRPHVLQ$/6 Kiernan et al. Nat Rev Neurol 2021 Feb;17(2):104 - 118. 11

Improving Clinical Trial Outcomes in ALS Kiernan et al. Nat Rev Neurol 2021 Feb;17(2):104 - 118. 12 Represents a major limitation to developing effective therapies

ALS Is a Multistep Disease Process

Linear Relationship Between Log Incidence and Log-Age
Across Multiple ALS Populations


6-step
process
Australia
6-step
process
Japan
5-step
process
South Korea
6-step process
UK, Ireland, &
Netherlands

ALS is a multistep process in South Korean, Japanese, and Australian patients

Steve Vucic, DSc, Mana Higashihara, PhD, Gen Sobue, MD, Naoki Atsuta, MD, Yuriko Doi, MD, Satoshi Kuwabara, PhD, Seung Hyun Kim, MD, PhD, Inah Kim, MD, MPH, PhD, Ki-Wook Oh, MD, PhD, Jinseok Park, MD, PhD, Eun Mi Kim, MPH, Paul Talman, PhD, Parvathi Menon, PhD, and Matthew C. Kiernan, DSc, the PACTALS Consortium

Correspondence
Dr. Vucic
steve.vucic@sydney.edu.au

Neurology® 2020;94:e1657-1663. doi:10.1212/WNL.0000000000009015


A. Australian ALS cohort
Log incidence
y = 5.4x - 19.766
R² = 0.99
B. Japanese ALS cohort
Log incidence
y = 5.4x - 21.094
R² = 0.99
C. South Korean ALS cohort
Log incidence
y = 4.4x - 17.285
R² = 0.99
Log age

Vucic et al. Neurology Apr 2020, 94 (15) e1657-e1663. Al Chalabi et al. Lancet Neurol. 2014 Nov;13(11):1108-1113. https://freevectormaps.com

13

Kiernan et al. Nat Rev Neurol 2021 Feb;17(2):104 - 118. 5HSXUSRVHG GUXJV Existing use Targeted pathogenic mechanism ALS trial identifier Primary outcome measures Outcome Tauroursodeoxy cholic acid Familial amyloid polyneuropathy (transthyretin) Endoplasmic reticulum stress, mitochondrial dysfunction NCT03488524 ALSFRS - R Reduction in functional decline NCT03127514 Survival Prolonged Mexiletine Cardiac arrhythmia Neuronal hyperexcitability NCT01811355 Daily cramp frequency Significant reduction in cramp frequency and severity NCT02781454 Change in resting motor threshold Pending NCT01849770 Safety Safe Ezogabine Epilepsy Neuronal hyperexcitability NCT02450552 Change in short - interval intracortical inhibition as measured by transcranial magnetic stimulation Pending Dimethyl fumarate Relapsing – remitting multiple sclerosis Neuroinflammation, upregulation of T reg cells ACTRN1261800053 4280 ALSFRS - R Pending IL - 2 Metastatic melanoma, metastatic renal cancer Neuroinflammation, cytokine signalling, upregulation of T reg cells NCT02059759 Change in number of T reg cells Pending NCT03039673 Survival Pending Edaravone Acute stroke Oxidative stress NCT01492686 ALSFRS - R Significant slowing of disease progression vs placebo Dolutegravir, abacavir and lamivudine (Triumeq) HIV infection HERVK expression NCT02868580 Safety Safe Ibudilast (MN - 166) Chronic obstructive pulmonary disease Neuroinflammation and microglial activation NCT02238626 Safety and tolerability Pending NCT02714036 Safety and tolerability Pending Tamoxifen Breast cancer Neuroinflammation, proteostasis NCT02166944 ALSFRS - R Not significant NCT00214110 Muscle strength Pending NCT01257581 ALSFRS - R No significant effect Memantine Advanced stages of Alzheimer disease Glutamate excitotoxicity NCT01020331 ALSFRS - R No significant effect NCT02118727 ALSFRS - R Pending NCT00409721 ALSFRS - R, FVC, muscle strength, cognitive function Pending NCT00353665 ALSFRS - R No significant effect Perampanel Partial - onset seizures Glutamate excitotoxicity (AMPA - receptor mediated) NCT03019419 ALSFRS - R Pending NCT03377309 Safety Pending NCT03793868 Motor threshold Pending NCT03020797 Safety Pending Rasagiline Parkinson disease Oxidative stress and apoptosis NCT01786603 ALSFRS - R No significant effect Masitinib Mastocytosis , severe asthma Neuroinflammation (microglia) NCT02588677 ALSFRS - R Significant slowing in functional decline NCT03127267 ALSFRS - R Pending Methyl - cobalamin Vitamin B12 deficiency Glutamate excitotoxicity NCT03548311 ALSFRS - R No significant effect Cu(II)ATSM PET ligand Copper deficiency NCT02870634 Safety Pending Arimoclomol Insulin resistance, complications of diabetes mellitus Impaired proteostasis NCT00244244 Safety Safe NCT00706147 Time to death, tracheostomy or permanent assisted ventilation Safe, no significant effect on outcomes NCT03491462 Combined assessment of function and survival Pending NCT03836716 Safety Pending 14

Whole System Approach Normalise Cellular Function – Energy Dependent Processes 15

Whole System Approach Normalise Cellular Function – Energy Dependent Processes 16

Robert Glanzman , MD FAAN Chief Medical Officer Clene Nanomedicine, Inc 17

Phase 2

RESCUEALS

Randomized, Double-Blind, Placebo-Controlled Study in Early Symptomatic Amyotrophic Lateral Sclerosis Patients on Stable Background Therapy to Assess Bioenergetic Catalysis with CNM-Au8 to Slow Disease Progression in ALS

36-Week Treatment Period (n=42) 30mg, Placebo

SCREENING (January 2020); FPFV 16-Jan-2020; 45 of 42 enrolled (Nov-2020)

Day −28 to −1

Week 6 | Week 12 | Week 18 | Week 24 | Week 30 | Week 36 | Week 42 | Week 48 | Week 54 | Week 60 | Week 66 | Week 72 | Week 76

6 WEEKS

EOS

Open Label Extension

Phone calls at Weeks 3, 6, 18, 30

MUNIX



1°

% Change in Sum of Motor Unit Index (MUNIX)

For the Abductor Digiti Minimi (ADM), Abductor Pollicis Brevis (APB), Biceps Brachii (BB), Tibialis Anterior (TA)

2°

Key Secondary

Absolute MUNIX(4) change

Forced Vital Capacity (FVC)

Exploratory Endpoints

- ALS disease progression
- ALSFRS-R 6-point decline
- Quality of life (ALSSQOL-SF)
- ALSFRS-R change
- Other Electromyography (SH_i, NP_i, MUSIX, MScan)
- Combined Joint-Rank (Survival + ALSFRS-R)

18

CLENE NANOMEDICINE

19 We thank FightMND for its philanthropic support of the RESCUE - ALS study

RESCUE - ALS Phase 2 Trial Topline Results “Befitting of Lou Gehrig, whose legacy is intertwined with ALS, we swung for the fences and ended with a stand - up triple…” Lou Gehrig (1903 – 1941)

21 Baseline Value mean ( sd ) Age ( yrs ) Sex n, (%) Male | Female Onset Site n, (%) Limb | Bulbar Months from Diagnosis Months from Onset FVC (% pred.) ALSFRS - R Score ENCALS Risk Profile 1 All (n=45) 59.1 (12.3) M: 26 (58%) F: 19 (42%) L: 33 (73%) B: 12 (27%) 3.1 (3.0) 15.9 (9.3) 81.5 (16.7) 38.7 (5.95) - 4.4 (1.8) CNM - Au8 30mg (n=23) 57.0 (13.3) M: 13 (57%) F: 10 (43%) L: 16 (70%) B: 7 (30%) 3.0 (2.9) 15.5 (7.6) 84.5 (18.3) 38.6 (6.6) - 4.6 (1.7) Placebo (n=22) 61.3 (10.9) M: 13 (59%) F: 9 (41%) L: 17 (77%) B: 5 (23%) 3.3 (3.2) 16.1 (10.9) 78.2 (14.5) 38.8 (5.4) - 4.2 (1.8) | Baseline Demographics ITT Population; Data on File, Clene Nanomedicine, Inc. 1 Van Eijk et al. Neurology 2021;97:528 - 536. ITT Population 89% of participants treated with riluzole as background standard of care

22 Neurophysiology MUNIX 1 Functional Status & QOL (ALSFRS - R, ALS Specific QOL) Pulmonary Function (Forced Vital Capacity) Disease Progression & Survival | Overview 1 2 3 4 1 Study was only powered for MUNIX(4) primary endpoint (Box 1) ITT Population ITT Population; Data on File, Clene Nanomedicine, Inc.

23 • Proof of Concept Established in ALS » MUNIX Wk36 non - significant; Wk12 efficacy signal (p<0.06) » MUNIX results demonstrate lower motor neuron protection in limb onset ALS (Wk12, p<0.04; Wk36 p<0.08) • De - risked Phase 3 Development (Statistically Significant Results) » Protection from significant ALS disease progression (p<0.02) » Consistent evidence of treatment effect in clinically relevant endpoints: ALSFRS - R decline (p<0.04), ALSSQOL (p<0.02) » Evidence of survival benefit using ENCALS model • Well - tolerated with no safety concerns | Results Support Phase 3 Development

Matthew Kiernan, MD Bushell Chair of Neurology The University of Sydney 24

25 | Evidence for Motor Neuron Protection ITT Population; Data on File, Clene Nanomedicine, Inc. Primary Endpoint (MUNIX(4) %, LS Mean Change) All Randomized Limb Onset (Pre - specified)

Pulmonary Function Forced Vital Capacity (FVC)

27 ITT Population; Data on File, Clene Nanomedicine, Inc. Secondary Endpoint 1 (FVC % predicted, LS Mean Change, All Randomized) | Directional FVC Benefit 1 Study Not Powered for FVC change

28 ITT Population; Data on File, Clene Nanomedicine, Inc. Secondary Endpoint 1 (FVC % predicted, LS Mean Change, Continuous Slope, Post Hoc ) All Randomized Limb Onset (pre - specified) 1 Study Not Powered for FVC change | Directional FVC Benefit

Functional Status and QOL (ALSFRS - R, ALSSQOL - SF)

30 | Directional ALSFRS - R Benefit ITT Population; Data on File, Clene Nanomedicine, Inc. Exploratory (ALSFRS - R, Continuous Slope, LS Mean Change) All Randomized Limb Onset (Pre - specified)

31 | Significant Impact on ALSFRS - R Decline ITT Population; Data on File, Clene Nanomedicine, Inc. Exploratory (ALSFRS - R Responder Analysis, All Randomized)

32 | Significantly Improves Quality of Life ITT Population; Data on File, Clene Nanomedicine, Inc. Exploratory (ALSSQOL - SF, All Randomized)

Disease Progression & Survival

34 | Significant Impact on ALS Disease Progression ITT Population; Data on File, Clene Nanomedicine, Inc. Exploratory Endpoint (All Randomized) ALS Disease Progression defined as : • Death, or • Tracheostomy, or • Non - invasive ventilation, or • Gastrostomy tube

35 | Potential Survival Signal Data on File, Clene Nanomedicine, Inc. Exploratory Endpoint (Observed Survival vs. Predicted) ENCALS Predicted Observed Survival Start of Open Label Extension (Wk36+)

36 | Well Tolerated & No Safety Signals Data on File, Clene Nanomedicine, Inc. • No CNM - Au8 related serious adverse events (SAEs) • No CNM - Au8 related drug discontinuations • No imbalances in treatment emergent adverse event (TEAEs) • TEAEs were predominantly mild - to - moderate and transient • Most common TEAEs associated with CNM - Au8 (aspiration pneumonia, n=3; nausea, n=2; abdominal discomfort, n=2) Safety Summary

37 CNM - Au8 These Results Support Cellular Energetic Impairment as a Therapeutic Target in ALS Catalytically Active Nanocrystal

Rob Etherington Clene Nanomedicine, Inc President & CEO 38

39 | Results Support Phase 3 Development • Proof of Concept Established in ALS » MUNIX Wk36 non - significant; Wk12 efficacy signal (p<0.06) » MUNIX results demonstrate lower motor neuron protection in limb onset ALS (Wk12, p<0.04; Wk36 p<0.08) • De - risked Phase 3 Development (Statistically Significant Results) » Protection from significant ALS disease progression (p<0.02) » Consistent evidence of treatment effect in clinically relevant endpoints: ALSFRS - R decline (p<0.04), ALSSQOL (p<0.02) » Evidence of survival benefit using ENCALS model • Well - tolerated with no safety concerns

Phase 3

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)



SCREENING (July 2020)
Day -28 to -1
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
6 WEEKS
EOS
Regimen A (n=160)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Regimen D (n=160)
End of study or Open Label Extension (up to 52 weeks)
Multiple Independent Regimens with Pooled Placebo
Phone calls at Weeks 2, 12, 20

1° Change in ALSFRS-R

2° Slow Vital Capacity, Hand-Held Dynamometry, Survival

Exploratory Endpoints

- Combined Joint Rank (Survival + ALSFRS-R)
- Voice pathology
- PRO (ALSAQ)
- Pharmacodynamic markers

Anticipated full unblinded data readout: 2H 2022

40

CLENE NANOMEDICINE

41 Anticipated Timeline & Upcoming Milestones 2020 - 2023 2021 2022 2020 2023

Questions & Answers

© 2021 Clene Inc. Version: 2 - November - 2021 Clene Inc. HQ & Clinical Development 6550 South Millrock Drive, Suite G50 Salt Lake City, UT 84121 R&D and Manufacturing 500 Principio Parkway, Suite 400 North East, MD 21901